Supplement dated July 15, 2014
to the Classes A, B, C, J and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(As supplemented on March 7, 2014, March 14, 2014, April 28, 2014, and June 16, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

BOND & MORTGAGE SECURITIES FUND
Delete the first paragraph under Principal Investment Strategies section and substitute:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in intermediate maturity fixed-income or debt securities rated BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") at the time of each purchase, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; asset-backed securities or mortgage-backed securities representing an interest in a pool of mortgage loans or other assets; debt securities and taxable municipal bonds; and debt securities issued or guaranteed by foreign governments payable in U.S. dollars. The Fund also invests in foreign securities, and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Barclays U.S. Aggregate Bond Index, which as of December 31, 2013 was 5.55 years.

CALIFORNIA MUNICIPAL FUND
Delete references to Douglas J. Gaylor.

TAX-EXEMPT BOND FUND
Delete references to Douglas J. Gaylor.

MANAGEMENT OF THE FUNDS
Sub-Advisor: Principal Global Investors, LLC (“PGI”)
Delete references to Douglas J. Gaylor.